Accounts and notes payable and accruals and other current liabilities - Accounts and notes payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Accounts and notes payable and accruals and other current liabilities
Commission payables to network partners and location partners	¥ 546,739		¥ 330,586
Entry fees payable to location partners	46,359		62,135
Payables for purchase of property, equipment and software	209,367		154,430
Others	7,732		4,600
Total	¥ 810,197	$ 117,468	¥ 551,751